UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of
earliest event reported):     March 14, 2008 (March 14, 2008)

                            Brown-Forman Corporation
             (Exact name of registrant as specified in its charter)

   Delaware                  002-26821            61-0143150
(State or other            (Commission         (I.R.S. Employer
 jurisdiction of            File Number)       Identification No.)
 incorporation)

 850 Dixie Highway, Louisville, Kentucky           40210
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (502) 585-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 14, 2008, Brown-Forman Corporation (the "Company") announced that Phoebe A. Wood, Vice Chairman and Chief Financial Officer, would retire from her employment at the Company, effective April 30, 2008, and that Donald C. Berg was being appointed as Chief Financial Officer of the Company, effective May 1, 2008. The Company issued a press release on March 14, 2008 announcing Ms. Wood's upcoming retirement and the appointment of Mr. Berg to the position of Chief Financial Officer. A copy of the press release is furnished herewith and attached as Exhibit 99.1.

Mr. Berg, age 52, is currently a Senior Vice President and the Director of Corporate Finance for the Company. From 2003 to 2006 he served as President, Spirits America, during which time he led the sales and marketing organization for the Company's spirits portfolio in the Americas. Before that, Mr. Berg served as Senior Vice President and Director, Corporate Development and Strategy for the Company from 2001 - 2003. Mr. Berg was the President of the Company's Advancing Markets Group (AMG) from 1999 to 2001 and Senior Vice President and Managing Director of AMG from 1997 to 1999. Mr. Berg holds an MBA from the Wharton School of Business at the University of Pennsylvania and a bachelor's degree from Augustana College in Illinois.

The terms of any amended compensation arrangements for Mr. Berg in connection with this appointment have not been determined at this time, but will be reported when finalized and approved. There are no related person transactions between the Company and Mr. Berg.


Item 9.01.  Financial Statements and Exhibits

 (d)      Exhibits

          99.1  Press Release dated March 14, 2008


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Brown-Forman Corporation
                                            (Registrant)


Date:   March 14, 2008                     By:  /s/ Nelea A. Absher
                                                Nelea A. Absher
                                                Vice President and Assistant
                                                 Corporate Secretary

                                                                 Exhibit 99.1

FOR IMMEDIATE RELEASE

BROWN-FORMAN CHIEF FINANCIAL OFFICER PHOEBE WOOD TO RETIRE; DONALD BERG NAMED AS SUCCESSOR

Louisville, KY, March 14, 2008 - Brown-Forman Corporation announced today that Vice Chairman and Chief Financial Officer Phoebe A. Wood will retire from her position at the end of the fiscal year (April 30, 2008). She will assist in an orderly transition of her duties and responsibilities to the new CFO.

Wood joined Brown-Forman as CFO in February 2001 after a 23-year career at the Atlantic Richfield Company (now part of BP) and Motorola. During her tenure as Brown-Forman's CFO, Wood helped the company evolve its portfolio through a number of acquisitions and divestitures, implemented and ensured compliance with the new Sarbanes-Oxley regulations, and created strong finance and technology teams that have upgraded the company's financial reporting and analysis.

"Phoebe brought thoughtful, trusted oversight to Brown-Forman's financial functions, and she has helped lead our company during a period of strong financial performance and development over the last seven years," said Brown-Forman Chief Executive Officer Paul Varga. "I know that our shareholders join all of us at Brown-Forman in thanking Phoebe for her excellent service to Brown-Forman and in wishing her well in her new endeavors."

Wood plans to stay active in the financial arena, including serving on corporate boards. Wood is currently a director of Leggett & Platt, Inc., and a former director of OshKosh B'Gosh.

Donald Berg Named New CFO

Brown-Forman also announced that Donald Berg will become Chief Financial Officer effective May 1, 2008. He is a 19-year veteran of the company, and since July 2006 has served as senior vice president and director of corporate finance, working closely with Wood and the rest of the finance leadership team. In this key role, Berg's responsibilities have encompassed the areas of investor relations, corporate development, treasury, and tax.

Berg joined Brown-Forman in 1988 as assistant to then-company president Owsley Brown II. In 1994 he was project leader of the team that recommended that Brown-Forman significantly expand its non-U.S. business. In 1999, Berg was named president of the division responsible for the company's growth in many new markets and he and his team built the foundation upon which the company is developing successful businesses. He was then named to lead the company's corporate development and strategy group, where he was instrumental in the acquisition of the Finlandia Vodka brand. In 2003, Berg took a leadership position in the U.S. sales and marketing organization and became president of the Americas in July of that year.

Prior to joining Brown-Forman, Berg served in a number of increasingly important financial positions within the pharmaceutical industry.

"Don has a broad range of financial and operational experience, and has been an active member of our company's executive committee since 1999, where he has participated in the consideration of the company's most important strategic, operational, and policy topics," stated Varga. "Those who have worked with Don over the last two decades know him to be a proven leader with a deep analytical mind who has demonstrated that he is ready to take on the important responsibilities of chief financial officer for Brown-Forman."

Berg received his bachelor's degree from Augustana College in Rock Island, Illinois, after which he became a certified public accountant. He subsequently earned an MBA from the Wharton School of Business at the University of Pennsylvania.

Brown-Forman Corporation is a diversified producer and marketer of fine quality consumer products, including Jack Daniels, Southern Comfort, Finlandia Vodka, Tequila Herradura, el Jimador Tequila, Canadian Mist, Fetzer and Bolla Wines, and Korbel California Champagnes.

IMPORTANT NOTE ON FORWARD-LOOKING STATEMENTS:

This release contains statements, estimates, or projections that constitute "forward-looking statements" as defined under U.S. federal securities laws. Generally, the words "expect," "believe," "intend," "estimate," "will," "anticipate," and "project," and similar expressions identify a forward-looking statement, which speaks only as of the date the statement is made. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. We believe that the expectations and assumptions with respect to our forward-looking statements are reasonable. But by their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors that in some cases are out of our control. These factors could cause our actual results to differ materially from Brown-Forman's historical experience or our present expectations or projections. Here is a non-exclusive list of such risks and uncertainties:

 - continuation of the deterioration in general economic conditions, particularly in the United States where we earn about half of our profits, including higher energy prices, declining home prices, deterioration of the sub-prime lending market, or other factors;
 - pricing, marketing and other competitive activity focused against our major brands;
 - lower consumer confidence or purchasing related to economic conditions, major natural disasters, terrorist attacks or widespread outbreak of infectious diseases;
 - tax increases, whether at the federal or state level or in major international markets and/or tariff barriers or other restrictions affecting beverage alcohol;
 - limitations and restrictions on distribution of products and alcohol marketing, including advertising and promotion, as a result of stricter governmental policies adopted either in the United States or in international markets;
 - fluctuations in the U.S. dollar against foreign currencies, especially the British pound, euro, Australian dollar, and the South African rand;
 - reduced bar, restaurant, hotel and travel business, including travel retail;
 - longer-term, a change in consumer preferences, social trends or cultural trends that results in the reduced consumption of our premium spirits brands;
 - changes in distribution arrangements in major markets that limit our ability to market or sell our products;
 - adverse impacts relating to our acquisition strategies or our integration of acquired businesses and conforming them to the company's trade practice standards, financial controls environment and U.S. public company requirements;
 - price increases in energy or raw materials, including grapes, grain, agave, wood, glass, and plastic;
 - changes in climate conditions and agricultural uncertainties that adversely affect the supply of grapes, agave, grain or wood;
 - termination of our rights to distribute and market agency brands in our portfolio;
 - press articles or other public media related to our company, brands, personnel, operations, business performance or prospects;
 - counterfeit production of our products and any resulting negative effect on our intellectual property rights or brand equity; and
 - adverse developments stemming from state or federal investigations of beverage alcohol industry marketing or trade practices of suppliers, distributors or retailers.